EXHIBIT 4.2


NUMBER                                                                    SHARES



                                  CARDIA, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA



                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

                                            CUSIP   14140R 10 2

THIS CERTIFIES THAT



IS THE OWNER OF


FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF CARDIA, INC. (the "Corporation"), transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation (the "Articles"), the Bylaws of the Corporation, and all amendments thereof and thereto, copies of which are available at the headquarters of the Corporation, and to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile signatures of its duly authorized officers.

Dated:

/s/ PATRICK DELANEY                                         /s/ JOSEPH A. MARINO
-------------------                                         --------------------
SECRETARY                                                   PRESIDENT


Coutersigned and Registered:
 NORWEST BANK MINNESOTA, N.A.
     Transfer Agent and Registrar


             Authorized Signature

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD'S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED.

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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - - as tenants in common

TEN ENT - - as tenants by the entireties

JT TEN - - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - - ______________ Custodian ______________
                          (Cust)                      (Minor)

under Uniform Gifts to Minors
Act _____________________
         (State)

         Additional abbreviations may also be used though not in the above list.

For value received, ______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

___________________________________

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
                                        ----------------------------------------

                                        ----------------------------------------
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACT OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEE
ALL GUARANTEES MUST BE MADE BY A
FINANCIAL INSTITUTION (SUCH AS A BANK OR
BROKER WHICH IS A PARTICIPANT IN THE
SECURITIES TRANSFER AGENTS MEDALLION
PROGRAM ("MSP") OR THE STOCK EXCHANGE
MEDALLION PROGRAM ("SEMP") AND MUST NOT
BE DATED. GUARANTEES BY A NOTARY PUBLIC
ARE NOT ACCEPTABLE